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                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  December 27, 2000

(i)         Amount of principal being paid or distributed:

            (a)  Certificates     (1)        $0.00
                                  (2)  (  $       -      , per $1,000 original principal amount of the Certificates)

(ii)        Amount of interest being paid or distributed on:

            (a)  Certificates     (1)     $648,086.83    7.4100000% (Based on 3-Month LIBOR)
                                  (2) (   $ 0.0000187, per $1,000 original principal amount of the Certificates)

            (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:  6.7700000%
                 (2)  The Student Loan Rate was:  Not Applicable

(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

            (a)  Distributed:   (1)        $0.00
                                (2) (   $      -    , per $1,000 original principal amount of the Certificates)
            (b)  Balance:       (1)     $      -
                                (2) (   $      -    , per $1,000 original principal amount of the Certificates)

(iv)        Pool Balance at end of related Collection Period:        $637,778,969.77

(v)         After giving effect to distributions on this Distribution Date:

            (a)  (1)   Certificate Balance:   $34,600,000.00
                 (2)   Certificate Pool Factor:   1.00000000

(vi)
            (a)  (1)   Amount of Servicing Fee for  related Collection Period:        $710,523.99
                 (2)   $ 20.5353754, per $1,000 original principal amount of the Notes.
            (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
                 (1)   Distributed:        $0.00
                                       $       -  , per $1,000 original principal amount of the Certificates)
                 (2)   Balance:            $0.00
                                       $       -  , per $1,000 original principal amount of the Certificates)
            (c)  Amount of Administration Fee for related Collection Period:            $3,000.00
                                $ 0.0867052, per $1,000 original principal amount of the Certificates)
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
(vii)       (a)       Aggregate amount of Realized Losses (if any) for the related Collection Period:     $1,276.04
            (b)       Delinquent Contracts                          # Disb.          %        $ Amount              %
                                                                    -------         ---       --------             ---
                      30-60 Days Delinquent                          1,247         1.64%    $ 15,396,874          3.14%
                      61-90 Days Delinquent                            706         0.93%    $  8,709,947          1.78%
                      91-120 Days Delinquent                           390         0.51%    $  4,883,288          1.00%
                      More than 120 Days Delinquent                    703         0.93%    $  7,853,739          1.60%
                      Claims Filed Awaiting Payment                    891         1.18%    $  8,441,705          1.72%
                                                                    ------         -----    ------------          -----
                         TOTAL                                       3,937         5.19%    $ 45,285,553          9.24%


                                                                               C
(viii)      Amount in the Reserve Account:     $2,009,328.33

(ix)        Amount in the Prefunding Account:        $0.00

(x)         Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
            be distributed as a payment of principal in respect of Notes:      $0.00

(xi)        Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
            to be distributed as a payment of principal in respect of Notes:   $0.00

(xii)       (a)       Cumulative TERI Claims Ration as of Distribution Date     3.29%
            (b)       TERI Trigger Event has not occured.


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